UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: November 9, 2004
(Date of earliest event reported)

ORTHOLOGIC CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Tempe, Arizona	85281

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(602) 286-5520

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition.

     On November 9, 2004, OrthoLogic Corp. (the “Company”) held a conference call with analysts and investors to discuss the Company’s financial results for the three and nine months ended September 30, 2004. A copy of the transcript for this earnings conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Transcript of the Company’s earnings conference call held on November 9, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2004	ORTHOLOGIC CORP.

/s/ Thomas R. Trotter

Thomas R. Trotter Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of the Company’s earnings conference call held on November 9, 2004